SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: August 17, 2003

                       (Date of earliest event reported)

                            DRS Technologies, Inc.
            (Exact name of registrant as specified in its charter)



          Delaware                     1-08533                  13-2632319
(State or Other Jurisdiction      (Commission File             (IRS Employer
     of Incorporation)                 Number)             Identification No.)


                  5 Sylvan Way, Parsippany, New Jersey 07054
                   (Address of Principal Executive Offices)

                                (973) 898-1500
             (Registrant's telephone number, including area code)

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Item 5. Other events

        The registrant has entered into an Agreement and Plan of Merger, dated as of August 15, 2003, with Integrated Defense Technologies, Inc. ("IDT") and a wholly-owned subsidiary of registrant ("Merger Sub"), which provides for the merger of Merger Sub with and into IDT. As a result of the merger, the registrant will acquire all of the outstanding common stock of IDT and each share of IDT common stock, par value $0.01 per share ("IDT Stock") will be converted into the right to receive $12.25 in cash and 0.1875 shares of the registrant's common stock, par value $0.01 per share ("DRS Stock"). If the average closing price of DRS Stock prior to the closing of the merger decreases, the stock component of the consideration will proportionally increase, provided that such component will be no greater than 0.2027 shares of DRS Stock. The closing of the merger is subject to certain conditions, including approval of IDT's stockholders and completion of review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Agreement and Plan of Merger is attached hereto as Exhibit 2.1 and is incorporated herein as reference.

         The registrant has entered into a voting agreement, dated as of August 15, 2003, with Veritas Capital Management, L.L.C. ("Veritas") and certain of Veritas' affiliates, which beneficially own 55% of the outstanding IDT Stock. Subject to certain conditions, the Veritas entities have agreed to vote in favor of the merger at the special meeting of IDT's stockholders to consider the proposed merger, and to be subject to certain standstill and no-solicitation limitations with respect to their IDT Stock. Such entities have sufficient shares of IDT Stock to approve the merger at the special meeting. The registrant, Veritas, certain of Veritas' affiliates and Robert B. McKeon, Chairman of IDT, have also entered into a standstill agreement, dated as of August 15, 2003, which includes certain standstill limitations with respect to DRS Stock. The voting agreement and the standstill agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

2.1 Agreement and Plan of Merger, dated as of August 15, 2003, among DRS Technologies, Inc., MMC3 Corporation and Integrated Defense Technologies, Inc.

10.1 Voting Agreement, dated as of August 15, 2003, by and among DRS Technologies, Inc., IDT Holding, L.L.C., The Veritas Capital Fund, L.P. and Veritas Capital Management, L.L.C.

10.2 Standstill Agreement, dated as of August 15, 2003, by and among DRS Technologies, Inc., The Veritas Capital Fund, L.P., Veritas Capital Management, L.L.C. and Robert B. McKeon.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DRS TECHNOLOGIES, INC.


Dated:   August 18, 2003                        By:    /s/ Richard A. Schneider
                                                       ------------------------
                                                Name:  Richard  A. Schneider
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.    Description

2.1 Agreement and Plan of Merger, dated as of August 15, 2003, among DRS Technologies, Inc., MMC3 Corporation and Integrated Defense Technologies, Inc.

10.1 Voting Agreement, dated as of August 15, 2003, by and among DRS Technologies, Inc., IDT Holding, L.L.C., The Veritas Capital Fund, L.P. and Veritas Capital Management, L.L.C.

10.2 Standstill Agreement, dated as of August 15, 2003, by and among DRS Technologies, Inc., Veritas Capital Fund, L.P., Veritas Capital Management, L.L.C. and Robert B. McKeon.